UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                FORM 8-K


           CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF
               THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 30, 2000

                   Commission File Number: 333-53603-03

                    GRAHAM PACKAGING HOLDINGS COMPANY
          (Exact name of registrant as specified in its charter)

            Pennsylvania                         23-2553000
  (State or other jurisdiction of    (I.R.S. Employer Identification No.)
   incorporation or organization)


                        2401 Pleasant Valley Road
                            York, Pennsylvania
                 (Address of principal executive offices)
                                  17402
                                (zip code)
                              (717) 849-8500
           (Registrant's telephone number, including area code)









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                                  PART I

Item 5.  Other Events



         Graham Packaging Company, L.P., Graham Packaging Holdings Company and GPC Capital Corp. I entered into a Second Amendment to the Credit Agreement with their Bank Lenders, effective as of March 30, 2000. A copy of the Second Amendment is filed as Exhibit 10.13.

























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



Item 7.  Financial Statements and Exhibits.

     The following exhibit is filed herewith:


Exhibit

Number       Description of Exhibit
------       ----------------------


10.13    -  Second Amendment to Credit Agreement.















































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                                SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: April 17, 2000




                           GRAHAM PACKAGING HOLDINGS COMPANY
                           (Registrant)

                           By: BCP/Graham Holdings L.L.C., its General Partner




                           By:     /s/ John E. Hamilton
                                   Name: John E. Hamilton
                                   Title:  Vice President, Finance and
                                           Administration (chief accounting
                                           officer and duly authorized officer)




























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